Goodwill	12 Months Ended
Dec. 31, 2022
Disclosure of Goodwill [Abstract]
Goodwill
14.	Goodwill
The Group’s goodwill balances as of 31 December 2022 and 2021 are as follows (in thousands):

	2022	2021
Balance as of 1 January	12,367	13,427
Translation difference	(724)	(1,060)

Balance as of 31 December	11,643	12,367

Goodwill is recognized at the Group level, which is determined to be the smallest cash-generating unit. The recoverable amount of the cash-generating unit is determined based on a value in use calculation which uses cash flow projections based on the financial forecast for the period 2023-203
0
 that has been approved by management and the Board of Directors. The Group’s operations are currently in a development phase, and the ten-year
forecast includes the initial revenue generating phase when products currently in development will be available for market. The Group determined that the terminal growth rate and the discount rate are the key assumptions used in determining the current estimate of value in use.
Cash flows beyond 203
0
 have been extrapolated using a negative 5.0% terminal rate in both the 2022 and 2021 value in use calculations respectively. A discount rate of 27.6% (2021: 21.5%) per annum was used in determining the current estimate of value in use. Since the recoverable amount of the cash-generating unit was substantially in excess of its carrying amount as of 31 December 2022 and 2021, management believes that any reasonably possible change in the key assumptions on which the recoverable amount of the cash-generating unit is based would not cause the carrying amount of the cash-generating unit to exceed its recoverable amount.
There were no goodwill impairment charges recognized in the consolidated statements of profit or loss and other comprehensive income or loss in any prior periods.